HOUSEHOLD CONSUMER LOAN DEPOSIT TRUST
COLLATERAL REPORT

Number of Due Periods Since Inception                                      24
Due Period                                                          01-Sep-97
Distribution Date                                                   14-Oct-97
Payment Date                                                        15-Oct-97

*** Trust Portfolio Summary ***
Annualized Cash Yield                                                  19.98%
Annualized Gross Losses                                                -8.18%
Annualized Portfolio Yield                                             11.79%
Contractual Delinquency Status of Credit Lines:    (Principal / Principal)
     30 -   59 days  ($)                                         192916370.32
     30 -   59 days (%)                                                 4.90%
     60 -   89 days ($)                                           78455890.93
     60 -   89 days (%)                                                 1.99%
     90 - 119 days ($)                                            52393839.57
     90 - 119 days (%)                                                  1.33%
   120 - 149 days ($)                                              40076694.3
   120 - 149 days (%)                                                   1.02%
   150 - 179 days ($)                                              35760525.8
   150 - 179 days (%)                                                   0.91%
   180 - 209 days ($)                                             31562590.32
   180 - 209 days (%)                                                   0.80%
   210 - 239 days ($)                                             29230985.64
   210 - 239 days (%)                                                   0.74%
   240 - 269 days ($)                                             28359269.12
   240 - 269 days (%)                                                   0.72%
   270 - 299 days ($)                                             27854600.48
   270 - 299 days (%)                                                   0.71%
   300+ days  ($)                                                  5235635.52
   300+ days (%)                                                        0.13%
Addit'l Balances on Existing Credit Lines (draws-principal only)76,345,518.88
Principal Collections                                          113,246,356.14
Defaulted Receivables                                           27,329,032.23
Finance Charge  & Administrative Collections                    65,733,349.95
Recoveries                                                         974,168.00
Average Principal Balance                                    4,006,932,522.04
Personal Homeowner Lines as % of Total Principal                       29.45%

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD CONSUMER LOAN CORPORATION
HOUSEHOLD CONSUMER LOAN TRUST SERIES 1996-1
No. of PMTs Since Issuance:                                                19
Distribution Date:                                                  14-Oct-97
Payment Date:                                                       15-Oct-97
Collection Period Beginning:                                        01-Sep-97
Collection Period Ending:                                           30-Sep-97
Note and Certificate Accrual Beginning:                             15-Sep-97
Note and Certificate Accrual Ending:                                15-Oct-97
PAYMENT CALCULATIONS:
OC Balance as % of Beginning Participation Invested Amount              7.08%
OC Balance as % of Ending Participation Invested Amount                 7.23%
OC Balance as % of Ending Participation Invested Amount (3 month avg)   6.93%
Does Early Amortization Start Based on OC/Part. Invstd. Amt. Test         ---
Is the MAP Over?                                                         0.00
Is this the Early Amortization Period?                                   0.00
Interest Allocation Percentage Calculation:
Numerator                                                      602,100,083.86
Denominator-Component(x)-Aggregate Receivables & Part Int    4,006,932,522.04
Denominator - Component (y) - Aggregate Numerators           3,693,703,480.05
Applicable Interest Allocation Percentage                              15.03%
Principal Allocation Percentage Calculation:
Numerator                                                     602,100,083.86
Denominator-Component(x)-Aggregate Receivables & Part Int    4,006,932,522.04
Denominator - Component (y) - Aggregate Numerators           3,213,503,480.05
Applicable Principal Allocation Percentage                             15.03%
Default Allocation Percentage Calculation:
Numerator                                                      602,100,083.86
Denominator-Component(x)-Aggregate Receivables & Part Int    4,006,932,522.04
Denominator - Component (y) - Aggregate Numerators           3,693,703,480.05
Default Allocation Percentage (Floating Allocation Percentage)         15.03%
Minimum Principal Amount Calculation:
1.8% of Participation Invested Amount                           10,837,801.51
Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 4,106,585.90 Excess of(i)1.8% of PartInvAmt over(ii)Series PartIntDefault Amt 6,731,215.61
Minimum Principal Amount                                         6,731,215.61
Investor Principal Collections                                   6,731,215.61
Investor Finance Charge and Admin. Collections (4.11a)          10,023,778.02
Investor Allocated Defaulted Amounts                             4,106,585.90
DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid Principal Balance               602,100,083.86
Beginning Participation Invested Amount                        602,100,083.86
Ending Participation Unpaid Principal Balance                  591,262,282.35
Ending Participation Invested Amount                           591,262,282.35
Beginning Participation Unpaid Principal Balance x (PRIME-1.50%) 3,746,400.52
Note Interest & Cert Yield Amounts Due Pursuant to Sec.3.05(a)(i)2,799,447.41
Participation Invested Amount x 25bps per annum                    125,437.52
Participation Interest Distribution Amount                       3,746,400.52
Application of Investor Finance Charges & Administrative Collections:
Investor Finance Charge and Admin. Collections (4.11a)          10,023,778.02
Servicing Fee if HFC is not the Servicer (Sec. 4.11 (a)(i)               0.00
Series Participation Interest Monthly Interest (Sec.4.11(a)(ii))3,746,400.52 Series Participation Interest Default Amount (Sec.4.11(a)(iii)) 4,106,585.90
Reimbursed Series Particpation Int Charge-Offs (Sec. 4.11 (a)(iv))       0.00
Servicing Fee if HFC is the Servicer (Sec. 4.11 (a)(v))          1,003,500.14
Excess (Sec. 4.11 (a)(vi))                                       1,167,291.46
Reconciliation Check                                                     0.00
Series Participation Interest Monthly Principal                 10,837,801.51
Beginning Unreimbursed Participation Interest Charge-Offs                0.00
Series Participation Interest Charge-Offs   (Sec. 4.12 (a))              0.00
Reimbursed  Series Particpation Interest Charge-Offs (Sec.4.11(a)(iv))   0.00
Ending Unreimbursed Participation Interest Charge-Offs                   0.00
Available Investor Principal Collections                        10,837,801.51
Participation Interest Distribution Amount                       3,746,400.52
Series Participation Interest Charge-Offs                                0.00
OWNER TRUST CALCULATIONS
Note Interest & Cert Yield Amts Due Pursuant to Sec.3.05(a)(i)   2,799,447.41
Excess Interest                                                    946,953.11
Beginning Net Charge-Offs                                                0.00
Reversals                                                                0.00
+Available Investor Principal Collections                       10,837,801.51
+Series Participation Interest Charge Offs                               0.00
+ Lesser of Excess Interest and Carryover Charge Offs                    0.00
Optimum Monthly Principal                                       10,837,801.51
Are the Notes Retired ?                                                  0.00
Accelerated Principal Payment                                      125,437.52
Beginning Class A Security Balance                             397,790,958.19
Beginning Class B Security Balance                             136,244,640.00
Beginning Certificate  Security Balance                         25,455,360.00
Beginning Overcollateralization Amount plus APP                 42,734,563.19
Beginning Class A Adjusted Balance                             397,790,958.19
Beginning Class B Adjusted Balance                             136,244,640.00
Beginning Certficate  Adjusted Balance                          25,455,360.00
Beginning Overcollateralization Amount plus APP                 42,734,563.19
Class A Balance After Payment pursuant to clause (iv)          386,953,156.68
Class B Balance After Payment pursuant to clause (v)           136,244,640.00
Certificate Balance After Payment pursuant to clause (vi)       25,455,360.00
Class B Minimum Adjusted Principal Balance                      49,000,000.00
Certificate Minimum Adjusted Principal Balance                   4,900,000.00
Minimum Overcollateralization Amount                            13,300,000.00
Certificate Minimum Balance Target                              17,917,612.20
Scheduled Cert Payment to Certificate Minimum Balance Target     7,537,747.80
Class A Targeted Balance                                       307,456,386.82
Class B Targeted Balance                                       127,445,028.96
Certificate Targeted Balance                                    11,894,568.85
Class A:Payment Required to get to Target                       90,334,571.37
Class B:Payment Required to get to Target or Minimum Adj Bal     8,799,611.04
Certificate:Payment Required to get to Target or Min Adj Bal    13,560,791.15
OC:Payment to get to Minimum Overcollateralization Amount       29,434,563.19
Section 3.05 Payment of Principal and Interest;  Defaulted Interest      0.00
Pay Certificate Yield in step (i) (1= Yes)                               1.00
Remittances on the Participation                                14,584,202.03
Interest and Yield
(i)  Pay Class A Interest Distribution (Sec. 3.05 (i)(a))        1,947,932.60
(ii) Pay Class B Interest Distribution (Sec. 3.05 (i)(b))          710,317.11
(iii)Pay Certificates the Certificate Yield (Sec. 3.05 (i)(c)) 141,197.70 Principal up to Optimum Monthly Principal
(iv) Pay Class A to Targeted Principal Bal (Sec.3.05(ii)(a))    10,837,801.51
(v)  Pay Class B to Targeted Principal Bal (Sec.3.05(ii)(b))             0.00
ONLY Pay Certificate Interest if not paid pursuant to (Sec.3.05(i)(c)) 0.00 Principal up to Optimal Monthly Principal
(vi) Pay Certificate to Targeted Principal Balance (Sec. 3.05 (iii))     0.00
(vii)Pay OC Remaining Optimal Monthly Principal Amount (Sec.3.05(iv)(d)) 0.00 Principal up to the Accelerated Principal Payment Amount
(viii)(a)Pay Class A to Targeted Principal Balance (Sec.3.05(v)(a))125,437.52
(viii)(b)Pay Class B to Targeted Principal Balance (Sec.3.05(v)(b))      0.00
(viii)(c)Pay Class A to zero (Sec. 3.05 (v)(c))                          0.00
(viii)(d)Pay Class B to zero (Sec. 3.05 (v)(d))                          0.00
Principal up to Optimal Monthly Principal
(xi)  Pay Class A to zero (Sec. 3.05 (vi)(a))                            0.00
(xii) Pay Class B to zero (Sec. 3.05 (vi)(b))                            0.00
(xiii)Pay Certificates, st.Certificate Min Bal Target (Sec.3.05(vi)(c))  0.00
(ix)  Pay OC Remaining Optimum Monthly Principal (Sec. 3.05 (vi)(d))     0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                      821,515.60
Total Reconciliation Check                                               0.00
Accelerated Principal Reconciliation (should equal $0.00)                0.00
Optimum Monthly Principal Reconciliation (should equal charge-offs)      0.00

BOND SUMMARY:
Beginning Class A Note Security Balance                       $397,790,958.19
Beginning Class B Note Security Balance                       $136,244,640.00
Beginning Certificate Security Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,609,125.67
Beginning Class A Adjusted Balance                            $397,790,958.19
Beginning Class B Adjusted Balance                            $136,244,640.00
Beginning Certficate  Adjusted Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,609,125.67
Ending Class A Note Security Balance                          $386,827,719.17
Ending Class B Note Security Balance                          $136,244,640.00
Ending Certificate Security Balance                            $25,455,360.00
Ending Overcollateralization Amount                            $42,734,563.19
Ending Class A Adjusted Balance                               $386,827,719.17
Ending Class B Adjusted Balance                               $136,244,640.00
Ending Certficate  Adjusted Balance                            $25,455,360.00
Ending Overcollateralization Amount                            $42,734,563.19
Class A Note Rate Capped at 13%                                     5.876250%
Class B Note Rate Capped at 15%                                     6.256250%
Certificate Rate Capped at 16%                                      6.656250%
Class A Interest Due                                            $1,947,932.60
Class B Interest Due                                              $710,317.11
Certificate Yield  Due                                            $141,197.70
Class A Interest Paid                                           $1,947,932.60
Class B Interest Paid                                             $710,317.11
Certificate Yield Paid                                            $141,197.70
Class A Unpaid Interest                                                 $0.00
Class B Unpaid Interest                                                 $0.00
Certificate Unpaid Yield                                                $0.00
Class A Principal Paid                                         $10,963,239.03
Class B Principal Paid                                                  $0.00
Certificate Principal Paid                                              $0.00
OC Principal Paid                                                       $0.00
Beginning Class A Net Charge-Off                                        $0.00
Beginning Class B Net Charge-Off                                        $0.00
Beginning Certificate Net Charge-Off                                    $0.00
Beginning OC Net Charge-Off                                             $0.00
Reversals Allocated to Class A                                          $0.00
Reversals Allocated to Class B                                          $0.00
Reversals Allocated to Certificates                                     $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $125,437.52
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A                                        $0.00
Charge-Offs Allocated to Class B                                        $0.00
Charge-Offs Allocated to Certificates                                   $0.00
Charge-Offs Allocated to OC                                             $0.00
Ending Class A Net Charge-Off                                           $0.00
Ending Class B Net Charge-Off                                           $0.00
Ending Certificate Net Charge-Off                                       $0.00
Ending OC Net Charge-Off                                                $0.00
Bond Balance Reconciliation    (should equal $0.00)                     $0.00
Certificate Balance/Participation Invested Amount (Begin of Month) 4.2278% Designated Certificate / Certificate Security (Bal Begin of Month) 1.003168%
Designated Certificate  - Beginning of Month                      $255,360.00
Principal Payments in Respect of Designated Cert (Sec.3.05(iii)&(vi)(c))$0.00
Designated Certificate  - End of Month                            $255,360.00
Interest Payments in Respect of Designated Cert (Sec.3.05(i)(c))    $1,416.45
Designated Cert Accelerated Principal Payments-Begin Balance    $2,709,125.67
Accelerated Principal Payment (Sec. 3.05 (v))                     $125,437.52
Paymts to Holder of Designated Cert in respect to Acc Prin(Sec.3.05(iv) $0.00
Designated Cert Accelerated Principal Payments-Ending Balance   $2,834,563.19
Designated Certificateholder Holdback Amount (Begin of Month)  $39,900,000.00
Payments to Designated Cert in Reduction of Holdback Amt(Sec.3.05(iv)&  $0.00
Designated Certificateholder Holdback Amount (End of Month)    $39,900,000.00

Remaining Payments to Designated Cert(Sec.3.05 paragraph following(vii))$0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))                     $821,515.60
MONTHLY SECURITY REPORT
Ending Pool Principal Balance                               $3,938,570,642.96
Series 1996-1 Participation Invested Amount                   $591,262,282.35
Seller Amount                                                  $68,637,357.61
Remittances on the Participation                               $14,584,202.03
Optimum Monthly Principal                                      $10,837,801.51
Accelerated Principal Payment                                     $125,437.52
Beginning Class A Note Security Balance                       $397,790,958.19
Beginning Class B Note Security Balance                       $136,244,640.00
Beginning Certificate Security Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,609,125.67
Beginning Class A Adjusted Balance                            $397,790,958.19
Beginning Class B Adjusted Balance                            $136,244,640.00
Beginning Certficate  Adjusted Balance                         $25,455,360.00
Beginning Overcollateralization Amount                         $42,609,125.67
Ending Class A Note Security Balance                          $386,827,719.17
Ending Class B Note Security Balance                          $136,244,640.00
Ending Certificate Security Balance                            $25,455,360.00
Ending Overcollateralization Amount                            $42,734,563.19
Ending Class A Adjusted Balance                               $386,827,719.17
Ending Class B Adjusted Balance                               $136,244,640.00
Ending Certificate  Adjusted Balance                           $25,455,360.00
Ending Overcollateralization Amount                            $42,734,563.19
Class A Note Rate Capped at 13%                                     5.876250%
Class B Note Rate Capped at 15%                                     6.256250%
Certificate Rate Capped at 16%                                      6.656250%
Class A Interest Due                                            $1,947,932.60
Class B Interest Due                                              $710,317.11
Certificate Yield  Due                                            $141,197.70
Class A Interest Paid                                           $1,947,932.60
Class B Interest Paid                                             $710,317.11
Certificate Yield Paid                                            $141,197.70
Class A Unpaid Interest                                                 $0.00
Class B Unpaid Interest                                                 $0.00
Cetificate Unpaid Yield                                                 $0.00
Class A Principal Paid                                         $10,963,239.03
Class B Principal Paid                                                  $0.00
Certificate  Principal Paid                                             $0.00
OC Principal Paid                                                       $0.00
Beginning Class A Net Charge-Off                                        $0.00
Beginning Class B Net Charge-Off                                        $0.00
Beginning Certificate Net Charge-Off                                    $0.00
Beginning OC Net Charge-Off                                             $0.00
Reversals Allocated to Class A                                          $0.00
Reversals Allocated to Class B                                          $0.00
Reversals Allocated to Certificates                                     $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments     $125,437.52
 Total Charge-Offs:                                                     $0.00
Charge-Offs Allocated to Class A                                        $0.00
Charge-Offs Allocated to Class B                                        $0.00
Charge-Offs Allocated to Certificates                                   $0.00
Charge-Offs Allocated to OC                                             $0.00
Ending Class A Net Charge-Off                                           $0.00
Ending Class B Net Charge-Off                                           $0.00
Ending Certificate Net Charge-Off                                       $0.00
Ending OC Net Charge-Off                                                $0.00
Interest paid per $1,000 Class A                                     3.051273
Principal paid per $1,000 Class A                                   17.172993
Interest paid per $1,000 Class B                                     5.213542
Principal paid per $1,000 Class B                                    0.000000
Yield Paid per $1,000 Certificate                                    5.546875
Principal Paid per $1,000 Certificate                                0.000000

BLOOMBERG SUMMARY

HOUSEHOLD CONSUMER LOAN TRUST 1996-1
Due Period                                                             Sep-97
Monthly Payment Rate (including charge offs)                            3.51%
Monthly Draw Rate                                                       1.91%
Monthly Net Payment Rate                                                1.60%
Actual Payment Rate                                                     1.80%
Annualized Cash Yield                                                  19.98%
Annualized Gross Losses                                                 8.18%
Annualized Portfolio Yield                                             11.79%
Weighted Coupon                                                         6.00%
Excess Servicing                                                        5.79%
Ending Overcollateralization Percentage (3 mo avg)                      7.08%
Trigger Level                                                           4.75%
Excess Overcollateralization                                            2.33%
Delinquencies:                                       (Principal/Principal)
      30-59 days (Del Stat 1)                                           4.90%
      60-89 days (Del Stat 2)                                           1.99%
      90+ days (Del Stat 3+)                                            6.36%
Total Participation Balance (ending)                           591,262,282.35